SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                              59-3218138
(Commission File Number)                       (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)



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                              ITEM 5. OTHER EVENTS

On May 10, 2004, the Registrant announced that Daniel A. Saginario had been appointed to the Board of Directors and that Munzer Kayyem had resigned from the Board of Directors.

A press release dated May 10, 20004 announcing these events is attached hereto as Exhibit 99.1.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number   Exhibit Title
--------------   -------------


     99.1        Press Release dated May 10, 2004





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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AirNet Communications Corporation


                               By: /s/ Stuart P. Dawley
                                   --------------------------------------
                                       Stuart P. Dawley
                                       Vice President & General Counsel
Date:    May 10, 2004



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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------


     99.1        Press Release dated March 19, 2004




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